Security Information


Security Purchased
Comparison Security
Comparison Security

Issuer
HARTFORD FINANCIAL SERVICES GROUP
CHUBB CORP.
ERIE INDEMNITY COMPANY
Underwriters
Goldman, Citigroup, Merrill, AG Edwards, BofA, DBSI, Edward
Jones,
JP Morgan, Morgan Stanley, UBS Warburg, Wachovia, Wells
Fargo
Citigroup, Goldman, Merrill, Bear Stearns, CSFB, DBSI,
Morgan
Stanley, Wachovia
Goldman, CSFB, Advest, Cochran Caronia, Legg Mason
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
HIG US
CB US
ERIE US
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
06/18/2003
01/29/2003
Total Offering
$1,100,010,000
$803,250,000
$103,500,000
Public offering price
$45.50
$59.50
$34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A


Underwriting spread or commission
$1.46
$2.38
$1.81




Fund Specific Information

Board
Shares Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds

Scudder Growth and Income Fund
Boston
                     123,800.00
 $              5,632,900.00
0.512%
12.30%
5.19%
06/30/2003
SVS I Growth and Income Portfolio
Boston
                         3,800.00
 $                 172,900.00
0.016%
12.30%
5.09%
06/30/2003
Chicago Funds







Scudder Target 2010
Chicago
                            400.00
 $                    18,200.00
0.002%
12.30%
0.72%
06/30/2003
Scudder Target 2011
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
0.84%
06/30/2003
Scudder Target 2012
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
0.80%
06/30/2003
Scudder Retirement Series IV
Chicago
                            500.00
 $                    22,750.00
0.002%
12.30%
0.80%
06/30/2003
Scudder Retirement Series V
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
1.95%
06/30/2003
Scudder Retirement Series VI
Chicago
                            300.00
 $                    13,650.00
0.001%
12.30%
1.54%
06/30/2003
Scudder Retirement Series VII
Chicago
                            200.00
 $                      9,100.00
0.001%
12.30%
0.98%
06/30/2003
Total

                     131,100.00
 $              5,965,050.00
0.54%